UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2018
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 8.01. OTHER EVENTS.

On November 1, 2018, the Board of Directors (the “Board”) of Ingevity Corporation (the “Company”) determined that amendments to the Company’s Certificate of Incorporation (the “Charter Amendments”) and By-laws (the “By-laws Amendments”) to remove all supermajority vote provisions relative to stockholders’ ability to alter certain provisions of these governing documents were advisable. The Board voted to approve the Charter Amendments, and the By-laws Amendments, to submit the Charter Amendments for approval at the Company’s 2019 Annual Meeting of Stockholders, and to recommend that the stockholders vote to approve and adopt the Charter Amendments.
Currently, an amendment to certain provisions of the Company’s Articles of Incorporation and By-Laws requires the affirmative vote of at least seventy five percent (75%) of the outstanding stock. The Charter Amendments and By-Laws Amendments would change this voting standard to a majority of the outstanding stock. The provisions currently subject the supermajority vote requirement include the following:

•	Calling a special meeting of stockholders

•	Right of directors to set size of board and fill board vacancies

•	Director compensation

•	Indemnification and insurance

•	Director liability

•	The vote required for the specific provisions that establish the supermajority vote
The Board also approved changes to these governing documents to remove references to a classified board, as beginning with the 2019 Annual Meeting of Stockholders, the Company’s board will be de-classified, pursuant to the terms of the Articles of Incorporation.
The Charter Amendments and the By-laws Amendments will become effective upon the approval by the stockholders of the Charter Amendment and the filing of the related Certificate of Amendment with the Secretary of State of the State of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Deputy General Counsel and Assistant Secretary
Date: November 7, 2018